Exhibit 6

SERVICE AGREEMENT MADE AND ENTERED INTO IN THE CITY OF MONTREAL, PROVINCE OF QUEBEC, AS OF THE 1ST DAY OF MAY 2001


BY AND BETWEEN:

         PIZZA DONINI.COM INC.
         Body politic duly constituted according to Law, having its Head Office and principal place of business at 9520 L'Acadie Boulevard, Montreal, Quebec, herein duly represented by Mr. Peter Deros, its representative, duly authorized for these purposes,

         (hereinafter referred to as "DONINI.COM ")


AND:

         NETOCRAT SERVICES INC./LES SERVICES NETOCRAT INC.
         Body politic duly constituted according to Law, having its Head Office and principal place of business at 575 Lucien L'Allier, suite 305, Montreal, Quebec, H3C 4L3 herein duly represented by Mr. Ruben Boiardi, its president, duly authorized for these purposes,

         (hereinafter referred to as "Netocrat")

WHEREAS DONINI.COM is a wholly owned subsidiary of Pizza Donini Inc.

WHEREAS DONINI.COM wishes to engage the services of NETOCRAT in respect of its call centre, e-commerce centre, network and software requirements and such other duties and services as may be required of it from time to time by the President and Chief Executive Officer of DONINI.COM and/or by the President and Chief Executive Officer of its parent corporation, Pizza Donini Inc., or such other affiliated or related company;

WHEREAS Pizza Donini Inc. is a wholly owned subsidiary of Donini, Inc., a New Jersey corporation;

WHEREAS NETOCRAT wishes to provide to DONINI.COM under the terms and conditions provided more fully herein;

The parties hereby agree as follows:

1. That the preamble to the present Agreement shall form an integral part hereof as if it were recited at length herein for all legal purposes.

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2.       DONINI.COM hereby engages the services of NETOCRAT in order to develop its network requirements and software requirements, and to manage the implementation process for the call centre and e-commerce centre of DONINI.COM, for a period of three (3) years commencing as and from May 1st, 2001 and terminating April 30, 2004, unless terminated earlier in accordance with the terms hereof.

3. NETOCRAT shall provide to DONINI.COM throughout the term hereof, the services of Ruben Boiardi (hereinafter "Ruben") and during such term, Ruben shall hold the position of Chief Technical Advisor.

4. NETOCRAT shall be responsible for developing the requirements and overseeing the implementation of the current and future network, call centre and e-commerce centre of DONINI.COM, Pizza Donini Inc., Donini, Inc. and/or any other subsidiaries, related or affiliated companies, the whole as may be designated from time to time by the President and Chief Executive Officer of any of such companies. NETOCRAT shall further be responsible for such other related duties, projects or operations as shall be stipulated by the President and Chief Executive Officer of Donini, Inc. without any further consideration. Within the scope of the duties stipulated herein, NETOCRAT shall report directly to the President and Chief Executive Officer of Pizza Donini Inc.

5. In the performance of the duties stipulated herein, NETOCRAT shall put forth its best efforts on a non-exclusive basis for the benefit of DONINI.COM, Pizza Donini Inc., Donini, Inc. and such other subsidiaries and affiliates, and shall conduct itself in a manner consistent with the best interests of DONINI.COM, Pizza Donini Inc., Donini, Inc., such other subsidiaries and affiliates. NETOCRAT shall comply, and shall cause Ruben to comply, with and observe all resolutions, regulations and directives of DONINI.COM, Pizza Donini Inc., Donini, Inc., such other subsidiaries and affiliates, as the case may be. The parties hereby agree that notwithstanding the fact that the services of NETOCRAT are not exclusive to DONINI.COM, Pizza Donini Inc., Donini, Inc. and its subsidiaries and affiliates, the services stipulated herein shall, during the term hereof, be industry exclusive.

6. During the term of this Agreement and for a period of three (3) years thereafter, NETOCRAT and Ruben shall not, directly or indirectly, alone, in concert or partnership with others, through a prete-nom or company either as an employee, director, consultant, shareholder, lender, principal, officer, investor, associate or consultant, compete with the business of DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries or affiliates, nor shall they offer assistance or advice to any competing business or businesses. NETOCRAT and Ruben (hereto intervening for these and other purposes) hereby acknowledge and agree that any breach of the obligations enumerated herein shall cause irreparable prejudice to DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries, affiliates.

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7.       NETOCRAT acknowledges that throughout the term of this Agreement, both
         NETOCRAT and Ruben shall be privy to confidential information and trade secrets belonging to DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries, affiliates and related companies as it relates to the products, designs, business plans, contracts, proposals, business opportunities, finances, research, development, know-how, personnel, or third-party confidential information of DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries or affiliates to which they may have access and the terms and conditions of this Agreement. For and in consideration of the entering into of this Agreement and in consideration of the options and other remuneration granted herein, NETOCRAT and Ruben, hereto intervening, undertake not to divulge any of the aforementioned information to any person, entity, corporation or authority, nor to use such information for their benefit or the benefit of anyone other than DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries, affiliates and related companies or with their express written consent during the term of this Agreement and at any time thereafter. NETOCRAT and Ruben hereby acknowledge and agree that any breach of the obligations enumerated herein shall cause irreparable prejudice to DONINI.COM, Pizza Donini Inc., Donini, Inc., its subsidiaries, affiliates and related companies.

8. In consideration of the services to be rendered by NETOCRAT, DONINI.COM shall pay to NETOCRAT the following:

         a) During the first year of the term of this Agreement, a consulting fee of forty-eight thousand dollars ($48,000.00) per year, payable on a monthly basis at the rate of two thousand dollars ($2,000.00) per month for the months of May, June and July 2001, three thousand dollars ($3,000.00) per month for the months of August, September, and October 2001, five thousand dollars ($5,000.00) per month for the months of November and December 2001 and the month of January 2002 and six thousand dollars ($6,000.00) per month for the months of February, March and April 2002. In addition to the said fee, DONINI.COM shall pay to NETOCRAT all applicable goods and services taxes and provincial sales taxes;

         b) During the first year of the term hereof, an annual expense allowance of eight thousand dollars ($8,000.00) per year, which allowance may not exceed the sum of $700.00 per month. However, the unused portion of any monthly allowance may be accumulated to any future month during the term hereof. NETOCRAT must submit to DONINI.COM monthly detailed expense and automobile expense reports within seven (7) days of the end of each calendar monthly in the manner and form prescribed by DONINI.COM from time to time and such expenses shall be reimbursed to NETOCRAT on a monthly basis within seven (7) days of the receipt of the expense reports for the immediately

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                  preceding month. All applicable invoices, statements and bills shall accompany all reports submitted by NETOCRAT to DONINI.COM;

         c) During the second year of the term of this agreement, an annual consulting fee of sixty-six thousand dollars ($66,000.00) per year, plus all applicable GST and QST, payable on a monthly basis at the rate of five thousand five hundred dollars ($5,500.00) per month, plus GST and QST;

         d) During the second year of the term of this Agreement, an annual expense allowance of ten thousand dollars ($10,000.00) per year, which allowance may not exceed the sum of $833.33 per month. However, the unused portion of any monthly allowance may be accumulated to any future month during the term hereof. NETOCRAT must submit to DONINI.COM monthly detailed expense and automobile expense reports within seven
                  (7) days of the end of each calendar monthly in the manner and form prescribed by DONINI.COM from time to time and such expenses shall be reimbursed to NETOCRAT on a monthly basis within seven (7) days of the receipt of the expense reports for the immediately preceding month. All applicable invoices, statements and bills shall accompany all reports submitted by NETOCRAT to DONINI.COM;

         e) During the third year of the term of this agreement, an annual consulting fee of eighty-four thousand dollars ($84,000.00) per year, plus all applicable GST and QST, payable on a monthly basis at the rate of seven thousand dollars ($7000.00) per month, plus GST and QST;

         f) During the third year of the term of this Agreement, an annual expense allowance of twelve thousand dollars ($12,000.00) per year, which allowance may not exceed the sum of $1,000.00 per month. However, the unused portion of any monthly allowance may be accumulated to any future month during the term hereof. NETOCRAT must submit to DONINI.COM monthly detailed expense and automobile expense reports within seven (7) days of the end of each calendar monthly in the manner and form prescribed by DONINI.COM from time to time and such expenses shall be reimbursed to NETOCRAT on a monthly basis within seven (7) days of the receipt of the expense reports for the immediately preceding month. All applicable invoices, statements and bills shall accompany all reports submitted by NETOCRAT to DONINI.COM;

9. NETOCRAT shall ensure that the services of Ruben are made available to DONINI.COM throughout the entire term hereof. In the event that Ruben is entitled to vacation leave in accordance with any agreement that may

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         exist between NETOCRAT and Ruben, NETOCRAT shall ensure that during the first nine (9) months following the execution of this Agreement, Ruben shall be personally available to NETOCRAT to complete the services outlined herein and during the remainder of the term hereof, Ruben shall remain on call during any vacation leave in order to complete the duties stipulated herein.

10. In addition to the consulting fee outlined in paragraph 8 hereof, NETOCRAT shall be entitled to receive the following shares of common stock and options to purchase common stock of Donini, Inc.:

         a) On or before August 30th, 2001, fifty thousand (50,000) shares of common stock of Donini, Inc. as fully paid and non-assessable;

         b) Fifteen (15) months following the effective trading date of the common stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq (such effective trading date herein sometimes referred to as the "effective date"), an option to purchase an additional forty thousand (40,000) shares of common stock of Donini, Inc. at a price equal to one hundred and ten percent (110%) of the average closing price of the common stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq on the five (5) trading days immediately following the granting of the option described in this subparagraph b), provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading of the stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq, which option may be exercised at any time within twenty-four (24) months following the granting of the option;

         c) Twelve (12) months following the granting of the option described in sub-paragraph 10b) hereof, an option to purchase fifty thousand (50,000) shares of common stock of Donini, Inc. at one hundred ten percent (110%) of the average closing price of the common stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq on the five (5) trading days immediately following the granting of the option described in this subparagraph c), provided however that the exercise price of the stock is not less than fifty percent (50%) of the average of the five (5) highest closing prices during the ninety (90) day period immediately following commencement of trading of the stock of Donini, Inc. on the Over-the-Counter Bulletin Board or Nasdaq, which option may be exercised at any time within twenty-four (24) months following the granting of the option;

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         For the purposes of the stock issuances and options granted pursuant to this paragraph, Donini, Inc. hereby intervenes into the present Agreement and undertakes to issue and grant to NETOCRAT the stock and stock options stipulated herein. All stock issued herein or pursuant to the options granted herein shall be subject to all applicable federal and state securities legislation, regulations and policies, including all rules regarding the disposition of shares by insiders.

         In the event that NETOCRAT shall cease to provide any of the services outlined hereunder prior to the issuance of any stock or the granting of any of the options described in this paragraph 10, then NETOCRAT shall forfeit the right to receive any stock which has yet to be issued and any option that has yet to be granted by Donini, Inc. In addition, where NETOCRAT has ceased to provide any of the services outlined herein within six (6) months of the granting of any option hereunder, NETOCRAT shall remit to Donini, Inc. for cancellation any option or portion thereof and any shares issued pursuant to such options of portion thereof, prorated to the amount of service provided by NETOCRAT in that year.

11. Upon reasonable notice, DONINI.COM shall be entitled to terminate the present agreement for cause, including, but not limited to the failure of NETOCRAT to fulfil its duties as stipulated herein and to making itself or Ruben sufficiently available for the purposes hereof. In addition, DONINI.COM may terminate this Agreement without notice where either of NETOCRAT or Ruben has breached the obligations of loyalty, non-competition and confidentiality provided herein or those provided in law, or has perpetrated a fraudulent act or omission within the course of the duties and obligations stipulated herein or having a material effect thereon.

12. In the event that DONINI.COM shall terminate this Agreement prior to the expiry of the first year of the term provided herein, DONINI.COM shall pay to NETOCRAT, subject to the provisions hereof, a sum equal to the difference between the aggregate consulting fees received up to the date of termination and the amount calculated as if NETOCRAT were receiving the consulting fee for the first year of the term hereof at the rate of four thousand dollars ($4,000.00) per month. In the event of such a termination, NETOCRAT be entitled to retain or obtain only such stock of Donini, Inc. as is proportionate to the period of the consulting services rendered and shall forfeit the right to receive any further stock or stock options that would otherwise be issued or granted to it by Donini, Inc. pursuant to the terms hereof.

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13.      In the event that NETOCRAT shall terminate this Agreement or shall cease to provide the services outlined herein, NETOCRAT shall not be entitled to any termination allowance, severance fee, cancellation fee or accelerated consulting fees, or adjustment of consulting fees. Furthermore, NETOCRAT shall not be entitled to retain or obtain any stock of Donini, Inc. and shall forfeit the right to receive any further stock or stock options that would otherwise be issued or granted to it by Donini, Inc. pursuant to the terms hereof. Any stock issued or options granted to NETOCRAT within six (6) months prior to the date of termination of this Agreement by NETOCRAT shall be promptly returned to Donini, Inc., free and clear of any and all rights, charges, hypothecs, liens, options or agreements of any third parties whatsoever.

14. Upon the termination of this Agreement, NETOCRAT shall return, and shall cause Ruben to return, to DONINI.COM all books, records, material, customer and supplier lists, confidential information, franchisee lists and documents and all other material, whether written, electronic or other, in respect of the operations of DONINI.COM, and those of Pizza Donini Inc., Donini, Inc., and of such other subsidiaries, affiliates, franchisees, lenders, suppliers, customers and other business contacts of any nature whatsoever and shall not retain any copies, records or other similar information.

15. All notices, requests, demands and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by registered mail or by messenger, bailiff or any other expedient method to the intended party at the addresses indicated hereinabove, or at such other address as either party may advise the other in writing and such notice shall be deemed to be received on the third (3rd) day following its mailing, where the postal service is in full operation during such entire time, or on the actual date of service or delivery, where the notice is sent by messenger, bailiff or other method of personal delivery.

16. This Agreement shall be interpreted in accordance with the Laws of Quebec and any and all disputes shall be submitted to the appropriate court for the District of Montreal.

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17.      This Agreement was drafted in English at the request of the parties hereto. La presente Convention a ete redigee en anglais a la demande des parties aux presentes.


AND THE PARTIES HAVE SIGNED AT THE PLACE AND AS OF DATE ENUMERATED HEREINABOVE.

PIZZA DONINI.COM INC.


Per: /s/ PETER DEROS
     -------------------------
     Peter Deros
     Duly authorized for these purposes


NETOCRAT SERVICES INC.


Per: /s/ RUBEN BOIARDI
     -------------------------
     Ruben Boiardi


/s/ RUBEN BOIARDI
-------------------------
RUBEN BOIARDI
for the purposes stated herein
DONINI, INC.


Per: /s/ PETER DEROS
     -------------------------
     Peter Deros,
     Duly authorized for the purposes
     stated in paragraph 10 hereof

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